SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2007

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1700 Jay Ell Drive, Suite 200
Richardson Texas, 75081
(Address of principle executive offices)

(972) 470-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

Appco Stock Purchase Agreement

On September 17, 2007, Titan Global Holdings, Inc. (“Titan”) completed the acquisition all of the issued and outstanding shares of capital stock of Appalachian Oil Company, Inc., a corporation formed under the laws of Tennessee (“Appco”), from the James R. Maclean Revocable Trust, Sara G. Maclean, the Linda R. Maclean Irrevocable Trust and Jeffrey H. Benedict. The purchase price paid for the shares under the Appco stock purchase agreement, as amended, was $30,000,000 in cash, of which $1,000,000 was escrowed for an 18 month period following the closing of the acquisition in order to secure Titan’s potential claims against the Appco sellers for any breach of their representations, warranties and covenants under the stock purchase agreement.

Appco is headquartered in Blountville, Tennessee and is primarily engaged in the distribution of petroleum fuels in eastern Tennessee, southwestern Virginia, eastern Kentucky, western North Carolina and southern West Virginia and in the ownership and operation of retail convenience stores in some of those regions.

Real Estate Purchase and Sale Agreement

Immediately after the closing of the acquisition by Titan of Appco on September 17, 2007, Appco and its wholly owned subsidiary, Appco-KY, Inc. (“Appco KY”) entered into a purchase and sale agreement with YA Landholdings, LLC and YA Landholdings 7, LLC (the “Real Estate Purchaser”) pursuant to which Appco and Appco-KY sold certain real property located in Kentucky, Tennessee and Virginia for a price of $15,000,000 in cash. The purchase price was utilized to fund a portion of the acquisition of Appco. Certain of these properties were then leased back to Appco by YA Landholdings, LLC, for a term of 20 years pursuant to the terms of a Land and Building Lease Agreement. Pursuant to the terms of a consultancy arrangement between the Real Estate Purchaser and Phoenix Investors LLC (“Phoenix”), Phoenix will be paid a consulting fee equal to 20% of the profit on any sale of the real estate purchased by the Real Estate Purchaser. Phoenix is owned jointly by David Marks, Chairman of Titan and Frank Crivello, a principal owner of Farwell Equity Partners, LLC which is a principal stockholder of Titan.

Greystone Financing

Also on September 17, 2007, Appco entered into Loan and Security Agreement (the “Loan and Security Agreement”) with the Lenders that are parties thereto (the “Lenders”) and Greystone Business Credit II L.L.C (“Greystone”) as Agent. The credit facility with the Lenders includes a revolving line of credit in the maximum amount of $20,000,000 less the outstanding balance under Term Notes A, B and C under the Loan and Security Agreement dated as of December 29, 2006 among Titan, Titan PCB West, Inc., Titan PCB East, Inc., Oblio Telecom, Inc., Titan Wireless Communications, Inc., Start Talk Inc., Pinless, Inc. and Greystone. The credit facility also includes term loans of up to $5,200,000. An aggregate of approximately $20,300,000 was advanced to Appco at the closing.

Loans will be advanced based upon (i) 90% of eligible accounts receivable, and (ii) the sum of up to 45% of eligible convenience store inventory plus up to 75% of eligible fuel inventory. Appco is required to have a minimum loan amount of $10,000,000.

The revolving credit facility and the term loans bear interest at a rate of 1.5%, plus the prime interest rate.

Appco granted a security interest in all of its assets to the Lenders as security for the financing facility. Such security included a pledge of all trademarks and the stock of all subsidiaries. Titan and each of its subsidiaries also guaranteed the obligations.

Appco paid a commitment fee of $200,000 and will pay an initial term facility fee and renewal term facility fee of .675%. A loan servicing fee of .25% is payable each month based on the average daily outstanding balance outstanding under the revolving facility and the term loans. In the event of a termination of the facility, an early termination fee will be payable. Such fee equals 1% of the maximum revolving facility and the term loans if the termination occurs during the first year, which is reduced to 0.50% if termination occurs in the second year and 0.25% if terminated thereafter. Appco will also be assessed credit accommodation fees of 2% of the face amount of the letter of credit for up to 60 days and 1% of the face amount of such letter of credit for each 30 day period thereafter.

As additional consideration for the facility, Titan issued to Greystone a warrant to purchase 500,000 shares of common stock at a price of $2.00 per share, exercisable for a period of five years. Titan is obligated to register the common stock underlying the warrant within 6 months of the closing. Pursuant to the agreement between Titan and Crivello Group, LLC (“CG”) dated as of July 23, 2007, Titan agreed to pay CG a cash fee of $750,000 and issue CG a warrant to purchase 10,000,000 shares of common stock at a price of $1.30 per share (cash or cashless), exercisable for a period of 10 years, as consideration for presenting Titan with the opportunity to purchase Appco.

The proceeds of the credit facility were used to fund the acquisition and operations of Appco.

YA Global Investments Financing

On September 17, 2007, Titan consummated a Securities Purchase Agreement (the "Purchase Agreement") with YA Global Investments, L.P. ("YA Global") providing for the sale by Titan to YA Global of a secured convertible debenture in the principal amount of $6,000,000 (the "Debenture"), all of which was advanced immediately. Interest on the Debenture accrues at 10% per annum. The Debenture is convertible at the option of YA Global into shares of common stock of Titan at a price of $2.25 per share.

The Debenture matures on the third anniversary of the date of issuance (the "Maturity Date"). Beginning on May 1, 2008 and continuing on the first business day of each successive month Titan shall make payments by converting such installment payment into shares of common stock provided certain equity conditions are met. The conversion price is equal to the lower of (i) $2.25 per share, or (ii) 90% of the lowest daily volume weighted average price of the common stock during the 15 consecutive trading days immediately preceding the conversion date. Titan may also at its option choose to redeem a portion or all of the installment payment by paying such amounts in cash plus a redemption premium of 10%. Titan may defer the payment of any installment payment to the maturity date if the volume weighted average rice of the common stock equals 110% of the applicable conversion price for the consecutive 5 trading days prior to the notice due date for the applicable installment payment. Each installment amount shall be equal to all accrued and unpaid interest, plus the lesser of (a) the product of (i) $200,000 multiplied by a fraction of which the numerator is the original principal amount and the denominator of which is the aggregate purchase price paid under the Purchase Agreement and (b) the principal amount of the Debenture on the installment payment date.

Titan has the right to redeem a portion or all amounts outstanding under the Debenture prior to the maturity date at a premium of 10% provided that (i) the VWAP of Titan’s Common Stock is less than the conversion price of $2.25; (ii) no event of default has occurred and (iii) the underlying Registration Statement is effective.

Under the Purchase Agreement, Titan also issued to YA Global warrants to purchase an aggregate of 1,050,000 shares of Titan’s common stock, half of which are exercisable at a price $2.47 and half of which are exercisable $2.81(collectively, the "Warrants"), exercisable for a period of five years.

In connection with the Purchase Agreement, Titan also entered into a registration rights agreement with YA Global (the "Registration Rights Agreement") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange Commission registering at least 4,600,000 shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants. The Registration Statement must be filed no later than the 30th calendar day following the completion of the audit of Appco and USA Detergents, Inc. but not later than 90 days after the closing. Titan is obligated to use its best efforts to cause the Registration Statement to be declared effective within 90 days of filing and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants have been sold. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than December 17, 2007, or if the Registration Statement is not declared effective by March 17, 2007, it is required to pay to YA Global, as liquidated damages, for each thirty day period that the registration statement has not been filed or declared effective or ceases for any reason to be effective or YA Holdings is not permitted to utilize the prospectus therein for more than 30 consecutive calendar days or more than an aggregate of 40 calendar days during any 12-month period, liquidated damages equal to 2% of the aggregate purchase price up to a maximum of 24%.

The obligations of Titan under the Purchase Agreement were guaranteed by each of its subsidiaries including Appco. In addition, Titan and each of its subsidiaries granted a second position security interest in all of their assets to YA Global.

Substantially all of the proceeds of the YA Global are being held in escrow pending the completion of the appraisals of Appco’s leaseholder interests.

Titan paid Yorkville Advisors LLC a monitoring fee of $450,000 and paid YA Global a structuring fee of $25,000. The Real Estate Purchasers are controlled by YA Global which is managed by Yorkville Advisors LLC.

Item 7.01	Regulation FD Disclosure.

On September 17, 2007, Titan issued a press release concerning the foregoing matters. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(to be filed by amendment)

(b)	Pro Forma Financial Information

(to be filed by amendment)

Exhibit Number	Description

10.1
Stock Purchase Agreement dated as of July 17, 2007 by and among Appalachian Oil Company, Inc., the James R. Maclean Revocable Trust, Sara G. Maclean, the Linda R. Maclean Irrevocable Trust and Jeffrey H. Benedict. (Incorporated by reference to Titan’s Form 8-K filed with the SEC on July 23, 2007)

10.2
Addendum to Stock Purchase Agreement dated as of July 17, 2007 by and among Appalachian Oil Company, Inc., the James R. Maclean Revocable Trust, Sara G. Maclean, the Linda R. Maclean Irrevocable Trust and Jeffrey H. Benedict. (Incorporated by reference to Titan’s Form 8-K filed with the SEC on July 23, 2007)

10.3
Addendum to Stock Purchase Agreement dated as of August 29, 2007 by and among Appalachian Oil Company, Inc., the James R. Maclean Revocable Trust, Sara G. Maclean, the Linda R. Maclean Irrevocable Trust and Jeffrey H. Benedict. *

10.4
Addendum to Stock Purchase Agreement dated as of September 14, 2007 by and among Appalachian Oil Company, Inc., the James R. Maclean Revocable Trust, Sara G. Maclean, the Linda R. Maclean Irrevocable Trust and Jeffrey H. Benedict. *

10.5
Addendum to Stock Purchase Agreement dated as of September 17, 2007 by and among Appalachian Oil Company, Inc., the James R. Maclean Revocable Trust, Sara G. Maclean, the Linda R. Maclean Irrevocable Trust and Jeffrey H. Benedict. *

10.6	Loan and Security Agreement dated September 17, 2007 with the Lenders that are parties thereto and Greystone Business Credit II L.L.C.*
10.7	Security Agreement between Appco-KY, Inc. and Greystone Business Credit II, L.L.C. *
10.8	Corporate Guaranty dated as of September 17, 2007 by Appco-KY, Inc. *
10.9	Corporate Guaranty by Appalachian Oil Company, Inc. and Appco-KY, Inc. *
10.10	Corporate Guaranty by Titan Global Holdings, Inc., Titan PCB West, Inc., Titan PCB East, Inc., Oblio Telecom, Inc., Titan Wireless Communications, Inc., Starttalk, Inc., and Pinless, Inc. *
10.11	Trademark Security Agreement dated as of September 17, 2007 between Appalachian Oil Company, Inc. in favor of and Greystone Business Credit II, L.L.C. *
10.12	Stock Pledge Agreement dated as of September 17, 2007 by Appalachian Oil Company, Inc. to and for the benefit of and Greystone Business Credit II, L.L.C.
10.13	Stock Pledge Agreement dated as of September 17, 2007 by Titan Global Holdings, Inc. to and for the benefit of and Greystone Business Credit II, L.L.C.
10.14	Purchase and Sale Agreement dated as of September 17, 2007 by and between Appalachian Oil Company, Inc. and Appco-KY, Inc., YA Landholdings, LLC and YA Landholdings 7, LLC.*
10.15	Form of Land and Building Lease Agreement between YA Landholdings, LLC and Appalachian Oil Company, Inc. *
10.16	Securities Purchase Agreement dated as of September 17, 2007 by and between Titan Global Holdings, Inc. and YA Global Investments, L.P.*
10.17	Registration Rights Agreement dated as of September 17, 2007 by and between Titan Global Holdings, Inc. and YA Global Investments, L.P.*
10.18	Security Agreement dated as of September 17, 2007 by and between Titan Global Holdings, Inc. and each of its subsidiaries listed on Schedule I thereto and YA Global Investments, L.P.*
10.19	Guaranty Agreement dated as of September 17, 2007 by and between Titan Global Holdings, Inc. and each of its subsidiaries listed on Schedule I thereto and YA Global Investments, L.P.*
10.20	Form of Warrant issued to YA Global Investments, L.P.*
99.1	Press Release dated September 17, 2007*
* Filed herewith

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

By:	/s/ R. Scott Hensell
R. Scott Hensell
Chief Financial Officer

Date: September 21, 2007